SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          _______________________

                                  FORM 8-K
                               CURRENT REPORT

                           PURSUANT TO SECTION 13
                         OR 15(d) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

                              OCTOBER 1, 1996
                     (Date of earliest event reported)

                      BIG FLOWER PRESS HOLDINGS, INC.
           (Exact name of Registrant as specified in its charter)

          DELAWARE                1-14084               13-376-8322
   (State of Incorporation)  (Commission File No.)     (IRS Employer
                                                     Identification No.)

                             3 EAST 54TH STREET
                          NEW YORK, NEW YORK 10022
        (Address of principal executive offices, including zip code)

                               (212) 521-1600
            (Registrant's telephone number, including area code)


     Item 2.   Acquisition or Disposition of Assets

               A.   Acquisition of PrintCo., Inc.

               On October 1, 1996, Treasure Chest Advertising Company, Inc. ("Treasure Chest"), a Delaware corporation and a wholly owned subsidiary of Big Flower Press Holdings, Inc. (the "Registrant"), consummated the acquisition (the "Printco Acquisition") of all of the outstanding capital stock of PrintCo., Inc., a Michigan corporation ("Printco"), and certain real estate assets of an affiliated Printco entity which are used in Printco's business, pursuant to a Purchase Agreement (the "Purchase Agreement"), dated as of October 1, 1996, among Treasure Chest, all of the stockholders of Printco and Park Properties, a Michigan general partnership. The aggregate purchase price for the acquisition of Printco was approximately $22.5 million in cash plus the repayment of approximately $17.34 million of debt and the repayment of approximately $3.0 million of the outstanding balance under an existing mortgage with respect to the real estate assets.

               Treasure Chest obtained the funds necessary to finance the Printco Acquisition from borrowings under a Credit Agreement, dated as of November 28, 1995 and amended and restated as of March 19, 1996, among the Registrant, Treasure Chest and various banks which are parties thereto, including Bank of America NT & SA, the Industrial Bank of Japan, Limited and NationsBank, N.A., as Co-Agents, Credit Suisse, as Document Agent, and Bankers Trust Company, as Administrative Agent, as further amended by the First Amendment to Credit Agreement, dated as of August 22, 1996 (the "Credit Agreement").

               Headquartered in Greenville, Michigan, Printco is a producer of newspaper advertising inserts, TV listing guides and other newspaper products, and offers printing, finishing and pre-media services. Previously a privately-owned company, Printco operates two printing facilities located in each of Greenville and Niles, Michigan. The Registrant intends to continue to use Printco's assets for the same purpose as used by Printco prior to their acquisition.

               The foregoing description of the Printco Acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety.

               On October 2, 1996, the Registrant issued a press release, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety, announcing the consummation of the Printco Acquisition.

               B.   Acquisition of Scanforms, Inc.

               On October 4, 1996, the Registrant consummated the acquisition of Scanforms, Inc., a Delaware corporation ("Scanforms"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 31, 1996, by and among the Registrant, Scanforms and Scanforms Acquisition Corp., a wholly owned, indirect subsidiary of the Registrant ("Merger Sub"), whereby Merger Sub was merged with and into Scanforms, with Scanforms as the surviving corporation (the "Merger"). In the Merger, each outstanding share of Scanforms common stock, par value $.01 per share (other than dissenting shares, shares held by Scanforms as treasury stock or shares owned by the Registrant, Merger Sub or any other subsidiary of the Registrant), was converted into the right to receive 0.4423 of a share of the Registrant's common stock, par value $.01 per share. Cash will be paid in lieu of fractional shares of Registrant's common stock, in an amount determined in accordance with the terms of the Merger Agreement.

               Approximately 1,640,286 shares of Registrant's common stock were issued to shareholders of Scanforms in connection with the Merger, having an aggregate market value of approximately $20,500,000 at the effective time of the Merger. In connection with the Merger, Merger Sub repaid certain indebtedness of Scanforms in the aggregate amount of approximately $4.2 million. Merger Sub obtained the funds necessary to repay such indebtedness from a loan from Treasure Chest. Treasure Chest obtained the funds from borrowings under the Credit Agreement.

               Scanforms is a full-service provider of direct mail advertising with in-house forms manufacturing, laser and impact computer personalization, bindery and mailing services. Scanforms' special capabilities include up to ten color web heatset four color process printing, hot foil stamping and embossing, die cutting, pressure sensitive labeling, tipped on plastic and paper cards and remoist gluing. Scanforms' plant and principal executive offices are located in Bristol, Pennsylvania. The Registrant intends to continue to use Scanforms' assets for the same purpose as used by Scanforms prior to the Merger.

               The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement incorporated herein by reference to Annex I to the Proxy Statement/Prospectus dated September 6, 1996, forming part of the Registration Statement of Form S-4 (Registration No. 333-11225) of the Registrant.

               On October 7, 1996, the Registrant issued a press release, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety, announcing the consummation of the Merger.

               C.   Acquisition of Pacific Color Connection, Inc.

               On October 7, 1996, Laser Tech Color, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Laser Tech"), consummated the acquisition (the "Pacific Color Acquisition") of Pacific Color Connection, Inc., a California corporation ("Pacific Color"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of October 1, 1996. The aggregate purchase price for the acquisition of Printco was $20 million in cash, subject to a post-closing adjustment.

               The funds necessary to finance the Pacific Color
     Acquisition were obtained from borrowings under the Credit
     Agreement.

               Pacific Color, previously a privately-owned company, offers digital premedia services for the advertising and retail industries. Earlier this year, Pacific Color launched two new businesses, Innerlogic, an internet group, and Big Color, a large format advertising products group which services the outdoor advertising industry. Pacific Color has three locations in California, servicing the Los Angeles, San Francisco and San Diego advertising markets. The Registrant intends to continue to use Pacific Color's assets for the same purpose as used by Pacific Color prior to their acquisition.

               The foregoing description of the Pacific Color
     Acquisition does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety.

               On October 8, 1996, the Registrant issued a press release, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety, announcing the consummation of the Pacific Color Acquisition.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

               (a)  Financial Statements of Businesses Acquired.

                    It is impracticable for the Registrant to provide the financial statements required to be filed herewith at the time this report on Form 8-K is filed. The Registrant expects to file the required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than November 30, 1996.

               (b)  Pro Forma Financial Information.

                    It is impracticable for the Registrant to provide the pro forma financial information required to be filed herewith at the time this report on Form 8-K is filed. The Registrant expects to file the required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than November 30, 1996.

               (c)  Exhibits

                    2.1  Purchase Agreement, dated as of October 1,
                         1996

                    2.2 Agreement and Plan of Merger, dated as of July 31, 1996, by and among the Registrant, Scanforms, Inc. and Scanforms Acquisition Corp.(1)

                    2.3  Stock Purchase Agreement, dated as of October
                         1, 1996

                    99.1 Registrant's press release dated October 2,
                         1996

                    99.2 Registrant's press release dated October 7,
                         1996

                    99.3 Registrant's press release dated October 8,
                         1996

     ------------------------
     (1)  Incorporated by reference to Annex I to the Proxy
          Statement/Prospectus dated September 6, 1996, forming part of the Registration Statement of Form S-4 (Registration No. 333-11225) of the Registrant.


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIG FLOWER PRESS HOLDINGS, INC.

                                   By: /s/ Irene B. Fisher
                                      ------------------------------
                                      Name:   Irene B. Fisher
                                      Title:  Vice President

     Date:  October 11, 1996



                               EXHIBIT INDEX

     Exhibit
        No.                 Exhibit                                   Page

     2.1       Purchase Agreement, dated as of October 1, 1996

     2.2       Agreement and Plan of Merger, dated as of July 31,
               1996 by and among the Registrant, Scanforms, Inc.
               and Scanforms Acquisition Corp.(1)

     2.3       Stock Purchase Agreement, dated as of October 1,
               1996

     99.1      Registrant's press release dated October 2, 1996

     99.2      Registrant's press release dated October 7, 1996

     99.3      Registrant's press release dated October 8, 1996



     -------------------------
     (1)  Incorporated by reference to Annex I to the Proxy
          Statement/Prospectus dated September 6, 1996, forming part of the Registration Statement of Form S-4 (Registration No. 333-11225) of the Registrant.